UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2007 (March 31, 2007)

____________

AVASOFT, INC.

_________________________________

(Exact name of registrant as specified in charter)

Nevada	000-32921	87-0365131
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2206 Plaza Drive, Suite 100

Rocklin, California 95765

_____________________________

(Address of Principal Executive Offices)

(916) 771-0900

___________________

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________

Forward Looking Statements

This Form 8-K and other reports filed by Avasoft, Inc., a Nevada corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

Item 1.01

Entry into a Material Definitive Agreement.

From October 6, 2006 to March 31, 2007, the Registrant, either directly or through its wholly-owned subsidiary and predecessor-in-interest, Avasoft, Inc., a California corporation (the “Subsidiary”), held eight closings in which it offered and sold an aggregate of 7,415,385 shares of its common stock at $1.00 per share to certain accredited investors and received gross proceeds of $7,415,385 (the “Offering”) pursuant to subscription agreements.  These shares were offered through a private placement in which Brookstreet Securities Corporation acted as the placement agent.  The shares were offered and sold only to investors who were “accredited” investors (as defined under Rule 144 under the Securities Act of 1933, as amended).  The placement agent received a commission of 8.0% of the gross proceeds along with a 2.0% non-accountable marketing allowance and a 3.0% non-accountable expense allowance.  In addition, we also paid Brookstreet’s legal fees, escrow agent and blue sky filing fees of $186,348. The Registrant received net proceeds of $6,265,037 from the Offering.

This Offering originally commenced as an offering of common stock of the Subsidiary to accredited investors during several closings  (“Subsidiary Closings”) from October 2006 to February 9, 2007, prior to the Registrant’s acquisition of all outstanding equity securities of Subsidiary (“Acquisition”).  Through the Subsidiary Closings, the Subsidiary issued an aggregate of 4,188,200 shares of its common stock at $1.00 per share for $4,188,200 in gross proceeds.  The placement agent received a commission of 8.0% of the gross proceeds along with a 2.0% non-accountable marketing allowance and a 3.0% non-accountable expense allowance.  We also paid Brookstreet’s legal fees, and other costs totaling $127,086. The Subsidiary received net proceeds of $3,516,648 from such closings.  In connection with the Acquisition, these purchasers exchanged their Subsidiary common stock for Registrant common stock on a one-for-one basis.  As a result, the Registrant issued to such investors an aggregate of 4,188,200 shares of the Registrant’s newly-issued common stock.

From February 9, 2007 to March 31, 2007, the Registrant directly offered and sold 3,227,185 shares of its common stock at $1.00 per share for gross proceeds of $3,227,185.  The placement agent received a commission of 8.0% of the gross proceeds along with a 2.0% non-accountable marketing allowance and a 3.0% non-accountable expense allowance.  We also paid Brookstreet’s legal fees of $59,261. The Registrant received net proceeds of $2,748,127 from the Offering.

Combined, the Registrant raised gross proceeds of $7.4 million and net proceeds of $6.27 million through the Offering.

The securities issued in the Offering have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.  The Offering requires the Registrant, no later than 60 days after the final closing date (the “Scheduled Filing Deadline”), to prepare and file with the Commission a registration statement for the purpose of registering under the Securities Act of 1933 all of the shares of the Registrant’s common stock issued pursuant to the Offering and the Placement Agent warrants.  If the Registration Statement is not filed with the Commission prior to the Scheduled Filing Deadline, the Registrant must deliver liquidated damages of common stock equal to 1% of the shares purchased by the investors in the Offering.

This announcement is not an offer to sell securities of the Registrant and any opportunity to participate in the Offering was available to certain accredited investors only.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the Form of Subscription Agreement.

Item 3.02

Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.  The Registrant’s common shares were issued to the investors in the Offering without registration under the Securities Act of 1933 as amended, pursuant to an exemption under Rule 506 of Regulation D promulgated by the Commission.

Item 9.01

Financial Statements and Exhibits.

(c) Exhibits.

Ex. 10.1	–	Form of Subscription and Registration Rights Agreement

________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2007	Avasoft, Inc.

	By:	/s/ James Wheeler
James Wheeler
Chief Executive Officer

________________________________________________________________________

3